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                                  SPECIMEN
                             CERTIFICATE OF STOCK

                          INCORPORATED UNDER THE LAWS
                             OF THE STATE OF TEXAS

   NUMBER                  DIVERSIFIED                              SHARES
DC                           CORPORATE RESOURCES,
                                                INC.
   COMMON                                                      CUSIP 255153 10 8

     THIS CERTIFICATE IS TRANSFERABLE
IN CHICAGO, ILLINOIS OR NEW YORK, NEW YORK   SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.10 PER SHARE, OF
                      DIVERSIFIED CORPORATE RESOURCES, INC.

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                 COUNTERSIGNED AND REGISTERED:
                                            HARRIS TRUST AND SAVINGS BANK
       /s/ J. MICHAEL MOORE                                  TRANSFER AGENT
       CHAIRMAN OF THE BOARD                                      AND REGISTRAR
                                     [SEAL]
       /s/ M. TED DILLARD                                   BY
                   SECRETARY                                AUTHORIZED SIGNATURE


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                      DIVERSIFIED CORPORATE RESOURCES, INC.

     Pursuant to Article X of the Articles of Incorporation and all amendments thereto on file with the Secretary of State of the State of Texas, the holder of the shares of common stock represented by this Certificate is expressly denied any and all preemptive or preferential rights to receive, purchase or subscribe to unissued or treasury shares of any class of stock (whether now or hereafter authorized) of the Corporation.

     Pursuant to Article IX of the Articles of Incorporation on file with the Secretary of State of the State of Texas, the holder of the shares of common stock represented by this Certificate shall have no rights to cumulate votes for the election of directors of the Corporation.

     Pursuant to Article IV of the Articles of Incorporation on file with the Secretary of State of the State of Texas, the Corporation is authorized to issue more than one class of stock or series thereof and will furnish to the holder of this Certificate, without charge on written request to the Corporation at its principal place of business a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common    UNIF GIFT MIN ACT--__________Custodian_________
                                                    (Cust)             (Minor)
TEN ENT--as tenants by the entireties              Under Uniform Gifts to Minors
JT TEN--as joint tenants with right of
        survivorship and not as tenants             Act________________________
        in common                                               (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,________________________hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE
AND APPOINT ____________________________________________________________________

________________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED, _________________________________

                                        X _____________________________________
NOTICE:                                   (SIGNATURE)
THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S) AS     X _____________________________________
WRITTEN UPON THE FACE OF THE              (SIGNATURE)
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.
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SIGNATURE(S) GUARANTEED BY:

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